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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated February 11, 1999 included in SuperGen, Inc.'s 8-K dated August 26, 1999, and to all references to our firm included in this Registration Statement.


                                       /s/ ARTHUR ANDERSEN LLP


Philadelphia, PA
September 24, 1999